Other Liabilities	12 Months Ended
Dec. 31, 2011
Other Liabilities [Abstract]
Other Liabilities

6. Other Liabilities

At December 31, 2011, other accrued liabilities consisted of accrued expenses for services of $53,000 and payroll withholding liabilities of $33,000. At December 31, 2010, other accrued liabilities consisted of accrued rent of $235,000, accrued expenses for services of $178,000 and payroll withholding liabilities of $37,000. In July 2010, the Company entered into an agreement with the landlord of the Hayward facility to defer a portion of the monthly rent payment over a one year period. The repayment period was over 12 months beginning in September 2011, if not repaid sooner without pre-payment penalty. Deferred amounts accrued interest at 10% per annum. The full amount of the rent deferral was repaid to the landlord in the quarter ended September 30, 2011.